Accounting Pronouncements	12 Months Ended
Dec. 31, 2023
Accounting Changes and Error Corrections [Abstract]
Accounting Pronouncements	Accounting Pronouncements
In November 2023, the FASB issued Accounting Standards Update (or ASU) 2023-07 – Segment Reporting (Topic 280) Improvements to Reportable Segment Disclosures (or ASU 2030-07). This ASU improves reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, other segment items and extends certain annual segment disclosure requirements to interim period reporting. This ASU is effective for annual periods beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. The amendments in this ASU are to be applied retrospectively to all periods presented. The Company does not expect that adoption of ASU 2023-07 will have a material impact on the Company's consolidated financial statements.
In December 2023, the FASB issued ASU 2023-09 – Income Taxes (Topic 740) Improvements to Income Tax Disclosures (or ASU 2023-09). This ASU enhances the transparency and decision usefulness of income tax disclosures. More specifically, this ASU requires that additional income tax information be disclosed about the jurisdictions in which the Company operates within its income tax rate reconciliation, as well as its disclosure about income taxes paid. This ASU is effective for annual periods beginning after December 15, 2024. The amendments in this ASU are to be applied on a prospective basis. The Company does not expect that adoption of ASU 2023-09 will have a material impact on the Company's consolidated financial statements.